SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the

                        Securities Exchange Act of 1934

      Date of Report (Date of earliest event reported): December 25, 2004

                                      CWT

                                  (Depositor)

   (Issuer in respect of Mortgage Pass-Through Certificates, Series 2004-7T1)

                (Exact name of registrant as specified in charter)

Delaware                      33-63714                      95-4449516
(State or other               (Commission File No.)         (I.R.S. Employer
    jurisdiction of                                         Identification No.)
    organization)



, , N/A                                                     91110-7137
(Address of principal executive offices)                    (Zip Code)


Registrant's Telephone Number, including area code: (818)-304-4428

                                 Not Applicable
              (Former name, former address and former fiscal year,
                          if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions.

[]Written communications pursuant to Rule 425 under the Securities Act (17
  CFR 230.425)
[]Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
  CFR 240.14a-12)
[]Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
  Act (17 CFR 240.14d-2(b))
[]Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
  Act (17 CFR 240.13e-4(c))

                    Section 8 - Other Events

  Item 8.01  Other Events

                    Section 9 - Financial Statements and Exhibits

  Item 9.01  Financial Statements and Exhibits

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: December 25, 2004


                                      CWT


                          By: /s/ Courtney Bartholomew
                              ------------------------------
                          Name:   Courtney Bartholomew
                                  Vice President
                                  The Bank of New York,
                                  as Trustee

                                 EXHIBIT INDEX



Exhibit


99                  Monthly Remittance Statement dated December 25, 2004


                             Payment Date: 12/25/04


          ------------------------------------------------------------
                      Countrywide Home Loans Servicing LP
              Mortgage Pass-Through Certificates, Series 2004-7T1
                        Alternative Loan Trust 2004-7T1
          ------------------------------------------------------------

Class Information                                Current Payment Information

----------------------------------------------------------------------------------------------------------------------------------
                                 Beginning       Pass Thru     Principal       Interest      Total           Principal  Interest
Type       Class Code   Name     Cert. Bal.      Rate          Dist. Amt.      Dist. Amt.    Dist.           Losses     Shortfalls
----------------------------------------------------------------------------------------------------------------------------------
Senior                  A1         64,737,344.46    5.750000%     2,466,368.32    310,199.78    2,776,568.10       0.00       0.00
                        A2         29,500,000.00    5.750000%             0.00    141,354.17      141,354.17       0.00       0.00
                        A3         92,695,278.82    5.750000%     2,426,009.57    444,164.88    2,870,174.44       0.00       0.00
                        A4         25,000,000.00    5.750000%             0.00    119,791.67      119,791.67       0.00       0.00
                        PO          3,762,412.49    0.000000%        71,877.19          0.00       71,877.19       0.00       0.00
Residual                AR                  0.00    5.750000%             0.00          0.00            0.00       0.00       0.00
----------------------------------------------------------------------------------------------------------------------------------
Subordinate             M           8,442,935.33    5.750000%         8,764.34     40,455.73       49,220.07       0.00       0.00
                        B1          2,110,733.83    5.750000%         2,191.09     10,113.93       12,305.02       0.00       0.00
                        B2            993,286.51    5.750000%         1,031.10      4,759.50        5,790.60       0.00       0.00
                        B3            993,286.51    5.750000%         1,031.10      4,759.50        5,790.60       0.00       0.00
                        B4            620,804.07    5.750000%           644.44      2,974.69        3,619.12       0.00       0.00
                        B5            497,130.18    5.750000%           516.04      2,382.08        2,898.12       0.02       0.00
----------------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------------
Totals          -        -        229,353,212.21     -            4,978,433.17  1,080,955.92    6,059,389.09       0.02     -
----------------------------------------------------------------------------------------------------------------------------------
Class Information

--------------------------------------------------------------------------------
                                             Ending Cert.          Unpaid
Type             Class Code     Name         Notional Bal.         Interest
--------------------------------------------------------------------------------
Senior                          A1         62,270,976.14              0.00
                                A2         29,500,000.00              0.00
                                A3         90,269,269.26              0.00
                                A4         25,000,000.00              0.00
                                PO          3,690,535.31              0.00
Residual                        AR                  0.00              0.00
--------------------------------------------------------------------------------
Subordinate                     M           8,434,170.99              0.00
                                B1          2,108,542.75              0.00
                                B2            992,255.41              0.00
                                B3            992,255.41              0.00
                                B4            620,159.63              0.00
                                B5            496,614.13              0.00
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Totals            -              -        224,374,779.02     -
--------------------------------------------------------------------------------

                             Payment Date: 12/25/04


          ------------------------------------------------------------
                      Countrywide Home Loans Servicing LP
              Mortgage Pass-Through Certificates, Series 2004-7T1
                        Alternative Loan Trust 2004-7T1
          ------------------------------------------------------------

Class Information                                Current Payment Information

                                                      Factors per $1,000

------------------------------------------------------------------------------------------------------------------------
                                   Beginning     Pass Thru    CUSIP       Principal     Interest    Ending Cert./
Type        Class Code    Name   Cert. Bal.(Face)  Rate       Numbers       Dist.         Dist.     Notional Bal.
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
Senior                     A1     64,737,344.46     5.750000% 12667FGA7    32.884911      4.135997    830.279682
                           A2     29,500,000.00     5.750000% 12667FGB5     0.000000      4.791667  1,000.000000
                           A3     92,695,278.82     5.750000% 12667FGC3    23.601611      4.321090    878.191159
                           A4     25,000,000.00     5.750000% 12667FGD1     0.000000      4.791667  1,000.000000
                           PO      3,762,412.49     0.000000% 12667FGE9    18.153510      0.000000    932.092284
Residual                   AR              0.00     5.750000% 12667FGF6     0.000000      0.000000      0.000000
------------------------------------------------------------------------------------------------------------------------
Subordinate                M       8,442,935.33     5.750000% 12667FGG4     1.031099      4.759498    992.255410
                           B1      2,110,733.83     5.750000% 12667FGH2     1.031099      4.759498    992.255410
                           B2        993,286.51     5.750000% 12667FGJ8     1.031099      4.759498    992.255410
                           B3        993,286.51     5.750000% 12667FFX8     1.031099      4.759498    992.255410
                           B4        620,804.07     5.750000% 12667FFY6     1.031099      4.759498    992.255410
                           B5        497,130.18     5.750000% 12667FFZ3     1.031063      4.759498    992.255410
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
Totals       -             -     229,353,212.21       -            -           -             -           -
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------

          ------------------------------------------------------------
                      Countrywide Home Loans Servicing LP
              Mortgage Pass-Through Certificates, Series 2004-7T1
                        Alternative Loan Trust 2004-7T1
          ------------------------------------------------------------

--------------------------------------------------------------------------------
                             COLLATERAL INFORMATION
--------------------------------------------------------------------------------

                                           Total
                                           -----
Prin balance       224,374,779.02   224,374,779.02
Loan count                    445              445
Avg loan rate           6.085883%             6.09
Prepay amount        4,740,251.90     4,740,251.90

--------------------------------------------------------------------------------
                                FEES AND ADVANCES
--------------------------------------------------------------------------------

                                           Total
                                           -----
Master serv fees        45,792.92        45,792.92
Sub servicer fees       32,722.69        32,722.69
Trustee fees             1,720.15         1,720.15


Agg advances                  N/A              N/A
Adv this period         24,651.36        24,651.36

--------------------------------------------------------------------------------
                          LOSSES & INSURANCE COVERAGES
--------------------------------------------------------------------------------

                                           Total
                                           -----
Realized losses              0.00             0.00
Cumulative losses            0.00             0.00

Coverage Amounts                           Total
----------------                           -----
Bankruptcy             100,000.00       100,000.00
Fraud                4,472,264.00     4,472,264.00
Special Hazard       4,440,436.86     4,440,436.86


                         Aggregate Certificate Information
   -----------------------------------------------------------------------------
   Class            Aggregate           Aggregate                     Aggregate
   Type            Percentage           Prepay Pct.              End Cert. Bal.
   -----------------------------------------------------------------------------
   Senior           94.050730%           100.000000%            215,695,035.78
   -----------------------------------------------------------------------------
   Junior            5.949270%             0.000000%             13,643,998.32
   -----------------------------------------------------------------------------

--------------------------------------------------------------------------------
                          DELINQUENCY INFORMATION
--------------------------------------------------------------------------------
Period                             Loan Count    Ending Stated Balance
------                             ----------    ---------------------
30 to 59 days                           0                         0.00
60 to 89 days                           1                   893,922.68
90 or more                              0                         0.00
Foreclosure                             2                 2,868,103.54

Totals:                                 3                 3,762,026.22
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                REO INFORMATION
--------------------------------------------------------------------------------
   REO Date        Loan Number     Ending Stated Balance          Book Value
   --------        -----------     ---------------------          ----------
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   Totals:                              0                            N/A

Current Total Outstanding Balance:                                      0.00
Current Total Outstanding Number of Loans:                                 0

--------------------------------------------------------------------------------
                               OTHER INFORMATION
--------------------------------------------------------------------------------
                                  Amount/Withdrawal     Total/Ending Bal.
                                  -----------------     -----------------
Available remittance amount            6,059,389.09          6,059,389.09
Principal remittance amount            4,978,433.17          4,978,433.17
Interest remittance amount             1,080,955.92          1,080,955.92